Exhibit 10.4

FIRST AMENDMENT TO CREDIT AGREEMENT

To each of the Lenders
signatory hereto

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of December 26, 2003 (as amended hereby, the “Credit Agreement”), between the undersigned, LTC Properties, Inc., the Guarantors party thereto, the Lenders party thereto, Bank of Montreal, as Administrative Agent, Harris Nesbitt Corp., as Co-Lead Arranger and Book Manager and Key Bank National Association, as successor in interest to Key Corporate Capital Inc., as Co-Lead Arranger and Syndication Agent.  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

The Company has requested that Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services, Inc. be approved as an Eligible Assignee with a Commitment of $20,000,000 pursuant to Section 1.14 of the Credit Agreement, that the Lenders consent to an increase of the limitation on Secured Recourse Debt, that the definition of Required Lenders be amended, and that certain other amendments be made to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this agreement (herein, the “Amendment”).

1.                                       AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1.                              Section 1.14 of the Credit Agreement shall be amended by (i) deleting the amount “$14,000,000” appearing therein and inserting in its place the amount “$20,000,000”, (ii) deleting the amount “$59,000,000” appearing therein and inserting in its place the amount “$65,000,000”, and (iii) adding the following sentence to the end of Section 1.14:  “The Lenders approve Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services, Inc., as an Eligible Assignee with a Commitment of $20,000,000 provided that Merrill Lynch Capital shall not become a Lender hereunder until the documents required by Section 1.14(c) have been executed and delivered.”

1.2.                              The defined term “Borrowing Base” appearing in Section 5.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Borrowing Base” means, at any date of its determination, an amount equal to 50% of the Borrowing Base Value on such date minus the outstanding principal amount of all Unsecured Debt of the Borrower on such date that is pari passu in rank to the indebtedness under the Credit Agreement other than the Obligations.

1.3.                              The defined term “Required Lenders” appearing in Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Required Lenders” means, as of the date of determination thereof, Lenders whose outstanding Loans and interests in Letters of Credit and Unused Commitments constitute more than 66-2/3% of the sum of the total outstanding Loans, interests in Letters of Credit, and Unused Commitments of the Lenders.

1.4.                              Subsection (e) of Section 8.21 of the Credit Agreement is hereby amended by deleting the amount “$15,000,000” and replacing it with the amount “$30,000,000”.

1.5.                              Subsection (c) of Section 8.22 of the Credit Agreement is hereby amended in its entirety to read as follows:

“(c)                         Minimum Eligible Property NOI to Debt Service Ratio.  As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Eligible Property NOI to the sum of (i) Unsecured Debt Service with respect to indebtedness that is pari passu in rank to the indebtedness under the Credit Agreement, plus (ii) Credit Facility Debt Service, to be less than 2.25 to 1.0.”

1.6.                              Exhibit E to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit E.

1.7.                              Schedule I to Exhibit F to the Credit Agreement is hereby amended and restated in its entirety in the form attached as Schedule 1(F) hereto.

2.                                       CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.                              The Borrower, the Administrative Agent and the Lenders shall each have executed and delivered this Amendment.

2.2                                 All legal matters incident to the execution and delivery of this Amendment and the instruments and documents contemplated hereby shall be satisfactory to the Lenders and their counsel; and the Administrative Agent shall have received (with a signed copy for each Lender) (i) the favorable written opinion of counsel for the Borrower in form and substance satisfactory to the Administrative Agent and (ii) the signed Certificate of the Secretary or an Assistant Secretary of the Borrower, dated the date hereof, certifying (x) a true and correct copy of resolutions adopted by the Board of

Directors of the Borrower authorizing or ratifying the execution, delivery and performance of the Credit Agreement as amended by this Amendment and the other instruments and documents called for above, including the Note to be issued to the New Lender and (y) the incumbency and specimen signatures of officers of the Borrower executing the documents referred to in clause (x) above and any other documents delivered to the Administrative Agent in connection with this Amendment.

2.3.                              The Guarantors shall have executed and delivered their consent to this Amendment in the space provided for that purpose below.

3.                                       REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except to the extent the same expressly relate to an earlier date) and the Borrower is in compliance with all of the terms and conditions of the Credit Agreement and the other Loan Documents and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.                                       MISCELLANEOUS.

4.1.                              Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2.                              The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents contemplated hereby, including the reasonable fees and expenses of counsel for the Administrative Agent.

4.3.                              This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  This Amendment shall be governed by the internal laws of the State of New York.

[SIGNATURES PAGES TO FOLLOW]

This First Amendment to Credit Agreement is dated as of September 17, 2004.

LTC PROPERTIES, INC.

By
	Name	/s/ Andre Dimitriadis
	Title	Chairman & CEO

By
	Name	/s/ Alex J. Chavez
	Title	Sr. Vice President and Treasurer

Accepted and agreed to as of the date and year last above written.

BANK OF MONTREAL, Chicago Branch, in its individual capacity as a Lender, as L/C Issuer, and as Administrative Agent

By
Name	/s/ Thomas A. Batterham
Title	Managing Director

KEY BANK NATIONAL ASSOCIATION, successor in interest to KEY CORPORATE CAPITAL INC., in its individual capacity as a Lender

By
Name	/s/ Florentina Djulvezan
Title	Vice President

BANK LEUMI USA, in its individual capacity as a Lender

By
Name	/s/ Joung Hee Hong
Title	Vice President

GUARANTORS’ ACKNOWLEDGMENT

The undersigned each hereby consent to the First Amendment to Credit Agreement as set forth above and confirm all of the undersigneds’ obligations thereunder remain in full force and effect.  The undersigned each further agree that the consents of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

Dated as of September 17, 2004.

LTC-WEST, INC.

By
Name	/s/ Andre Dimitriadis
Title	Chairman & CEO

By
Name	/s/ Alex J. Chavez
Title	Sr. Vice President and Treasurer

FLORIDA-LTC, INC.

By
Name	/s/ Andre Dimitriadis
Title	Chairman & CEO

By
Name	/s/ Alex J. Chavez
Title	Sr. Vice President and Treasurer

LTC GP I, INC.

By
Name	/s/ Andre Dimitriadis
Title	Chairman & CEO

By
Name	/s/ Alex J. Chavez
Title	Sr. Vice President and Treasurer

LTC GP VI, INC.

By
Name	/s/ Andre Dimitriadis
Title	Chairman & CEO

By
Name	/s/ Alex J. Chavez
Title	Sr. Vice President and Treasurer

NORTH CAROLINA REAL ESTATE INVESTMENTS LLC

By
Name	/s/ Andre Dimitriadis
Title	Chairman & CEO

By
Name	/s/ Alex J. Chavez
Title	Sr. Vice President and Treasurer

EDUCATION PROPERTIES INVESTORS, INC.

By
Name	/s/ Andre Dimitriadis
Title	Chairman & CEO

By
Name	/s/ Alex J. Chavez
Title	Sr. Vice President and Treasurer

EXHIBIT E

BORROWING BASE CERTIFICATE

To:                              Bank of Montreal, Chicago Branch, as
Administrative Agent under, and the
Lenders party to, the Credit Agreement
described below.

Pursuant to the terms of the Credit Agreement dated as of December 26, 2003, among us (the “Credit Agreement”), we submit this Borrowing Base Certificate to you and certify that the information set forth below and on any attachments to this Certificate is true, correct and complete as of the date of this Certificate.

1.	Borrowing Base Value	$

2.	Line 1 multiplied by 50%	$

3.	Unsecured Debt (other than Obligations)	$(	)

4.	Borrowing Base (Line 2 minus by Line 3 above)	$

The Borrower represents and warrants that the aggregate principal amount of Loans and L/C Obligations on the date hereof, including any Loans to be made or Letters of Credit to be issued on the date hereof, do not exceed the Borrowing Base set forth above.

The foregoing certifications, together with the computations set forth in Schedule I hereto are made and delivered this          day of                          20    .

LTC PROPERTIES, INC.

By
Name
Title

By
Name
Title

SCHEDULE I

CALCULATIONS

SCHEDULE I(F)

TO COMPLIANCE CERTIFICATE

COMPLIANCE CALCULATIONS

FOR CREDIT AGREEMENT DATED AS OF DECEMBER 26, 2003

CALCULATIONS AS OF                 ,

A.                                    Maximum Total Indebtedness to Total Asset Value (Section 8.21(a))

1.	Total Indebtedness	$

2.	Total Asset Value

3.	Ratio of Line A1 to A2	:1.0

4.	Line A3 ratio must not exceed	:1.0

5.	The Borrower is in compliance (circle yes or no)	yes/no

B.                                    Maximum Secured Debt to Total Asset Value (Section 8.21(b))

1.	Secured Debt	$

2.	Total Asset Value

3.	Ratio of Line B1 to B2	:1.0

4.	Line B3 ratio must not exceed	:1.0

5.	The Borrower is in compliance (circle yes or no)	yes/no

C.                                    Minimum EBITDA to Interest Expense Ratio (Section 8.21(c))

1.	Net Income for the last 4 quarters	$

2.	Depreciation and Amortization Expense for last 4 quarters

3.	Interest Expense for last 4 quarters

4.	Income Tax Expense for last 4 quarters

5.	Extraordinary, unrealized or non-recurring losses, including impairment charges and reserves for the last 4 quarters

6.	Sum of Lines C1 through C5

7.	The funds received by the Borrower’s Subsidiaries rent by which are reserved for capital expenses for the last 4 quarters

8.	Unrealized gains of the sale of assets for the last 4 quarters

9.	Income tax benefits of the last 4 quarters

10.	Sum of Lines C6 through C8

11.	Line 6 minus Line 10 (“EBITDA”)

12.	Interest Expense

13.	Ratio of Line C12 to C11	:1.0

14.	Line C13 ratio shall not be less than	:1.0

15.	The Borrower is in compliance (circle yes or no)	yes/no

D.                                    Minimum EBITDA to Fixed Charges Ratio (Section 8.21(d))

1.	EBITDA	$

2.	Fixed Charges

3.	Ratio of Line D1 to D2	:1.0

4.	Line D3 ratio shall not be less than	:1.0

5.	The Borrower is in compliance (circle yes or no)	yes/no

E.                                      Secured Debt (Section 8.21(e))

1.	Secured Debt	$

2.	Line E1 shall not exceed

3.	The Borrower is in compliance (circle yes or no)	yes/no

F.                                      Net Worth (Section 8.21(f))

1.	Net Worth	$

2.	Line F1 shall not be less than	$

3.	The Borrower is in compliance (circle yes or no)	yes/no

G.                                    Floating Rate Debt (Section 8.21(g))

1.	Total Asset Value	$

2.	Percentage of Total Asset Value consisting of outstanding unhedged floating rate debt		%

2

3.	Line G1 shall not exceed

4.	The Borrower is in compliance (circle yes or no)	yes/no

H.                                    Minimum Borrowing Base Value (Section 8.22(b))

1.	Borrowing Base Value	$

2.	Line H1 shall not be less than

3.	The Borrower is in compliance (circle yes or no)	yes/no

I.                                         Minimum Eligible Property NOI to Debt Service Ratio (Section 8.22(c))

1.	Eligible Property NOI

2.	pari passu Unsecured Debt Service plus Credit Facility Debt Service	$

3.	Ratio of Line I1 to I2	:1.0

4.	Line I3 ratio shall not be less than	2.25:1.0

5.	The Borrower is in compliance (circle yes or no)	yes/no

3